Other Long-Term Assets	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Other Long-Term Assets	Other Long-Term Assets

	2020	2019
North West Redwater Partnership	$555	$652
Prepaid cost of service toll	162	130
Risk management (note 19)	136	290
Long-term inventory	121	121
Other (1)	190	84
	1,164	1,277
Less: current portion	82	54
	$1,082	$1,223
(1)The acquisition of Painted Pony in 2020 included physical sales contracts valued at $111 million (note 7).
INVESTMENT IN NORTH WEST REDWATER PARTNERSHIP
The Company has a 50% equity investment in and has made subordinated debt advances of $555 million to NWRP (2019 - $652 million), including accrued interest. The subordinated debt is repayable over 10 years commencing July 2021, and bears interest at prime plus 6%. During the year ended December 31, 2020, $124 million of the subordinated debt was repaid to the Company. NWRP operates a 50,000 barrels per day bitumen upgrader and refinery that targets to process 12,500 barrels per day of bitumen feedstock for the Company and 37,500 barrels per day of bitumen feedstock for the Alberta Petroleum Marketing Commission, an agent of the Government of Alberta, under a 30-year fee-for-service tolling agreement.
On June 1, 2020, the refinery achieved the Commercial Operation Date ("COD"), pursuant to the terms of the tolling agreement. The Company is unconditionally obligated to pay its 25% pro rata share of the debt tolls over the 30-year tolling period (note 20). Subsequent to COD, sales of diesel and refined products and associated refining tolls are recognized in the Midstream and Refining segment.
NWRP has a secured $3,500 million syndicated credit facility, of which $2,000 million is revolving and matures in June 2021 and the remaining $1,500 million is fully drawn on a non-revolving basis. In 2019, NWRP extended the $1,500 million non-revolving facility, previously scheduled to mature in February 2020, to February 2021. Subsequent to December 31, 2020, NWRP extended the $1,500 million non-revolving facility to June 2021. As at December 31, 2020, NWRP had borrowings of $2,866 million under the syndicated credit facility, which was classified as current (December 31, 2019 - $2,715 million classified as long-term).
The unrecognized share of the equity loss from NWRP for 2020 was $94 million (December 31, 2019 - recognized equity loss of $287 million and unrecognized equity loss of $59 million; December 31, 2018 - recognized equity loss of $5 million). As at December 31, 2020, the cumulative unrecognized share of equity losses from NWRP was $153 million (December 31, 2019 – $59 million).
The assets, liabilities, partners’ equity, product sales and equity loss related to NWRP and the Company’s 50% interest at December 31, 2020 and 2019 were comprised as follows:

	2020 (1)		2019 (2)
	NWRP 100% interest	Company 50% interest	NWRP 100% interest	Company 50% interest
Current assets	$230	$115	$248	$124
Non-current assets	$11,098	$5,549	$11,328	$5,664
Current liabilities	$3,146	$1,573	$384	$192
Non-current liabilities	$8,488	$4,244	$11,310	$5,655
Partners’ equity	$(306)	$(153)	$(118)	$(59)

Revenue (3)	$1,348	$674	$1,736	$868
Net loss	$188	$94	$692	$346
(1)In 2020, included in the net loss is the impact of depreciation and amortization expense at 100% interest of $214 million (50% interest - $107 million) and interest and other financing expense at 100% interest of $420 million (50% interest - $210 million).
(2)In 2019, included in the net loss is the impact of depreciation and amortization expense at 100% interest of $152 million (50% interest - $76 million) and interest and other financing expense at 100% interest of $398 million (50% interest - $199 million).
(3)Included in NWRP's revenue for the period subsequent to COD in 2020, is $174 million paid by the Company for its 25% share of the refining toll.